CONSENT OF INDEPENDENT AUDITORS


As independent auditors, we hereby consent to the incorporation by reference of our report dated 15 March 1996 on the financial statements of XYZ Entertainment Limited included in UIH Australia/Pacific, Inc.'s ("UIH A/P") December 31, 1997 Annual Report on Form 10-K, into UIH A/P's previously filed Registration Statement File No. 333-37651.


                                                 DELOITTE TOUCHE TOHMATSU


Sydney, Australia
March 26, 1998